                                                                      Exhibit 99

                               Saul Centers, Inc
                   Schedule of Current Portfolio Properties
                                 June 30, 2000




                                                                                    Leasable                 Year
                                                                                      Area                 Developed
                                                                                     (Square              or Acquired
                         Property                          Location                   Feet)               (Renovated)
               ------------------------------      --------------------------    ----------------      ------------------
      Shopping Centers
          Ashburn Village                          Ashburn, VA                           108,204             1994
          Ashburn Village II                 (a)   Ashburn, VA                            39,679           1999/2000
          Beacon Center                            Alexandria, VA                        355,659        1972 (1993/99)
          Belvedere                                Baltimore, MD                          54,941             1972
          Boulevard                                Fairfax, VA                            56,350          1994 (1999)
          Clarendon                                Arlington, VA                           6,940             1973
          Clarendon Station                        Arlington, VA                           4,868             1996

          Flagship Center                          Rockville, MD                          21,500          1972, 1989
          French Market                            Oklahoma City, OK                     247,393        1974 (1984/98)
          Germantown                               Germantown, MD                         26,241             1992
          Giant                                    Baltimore, MD                          70,040          1972 (1990)
          The Glen                                 Lake Ridge, VA                        112,639             1994
          Great Eastern                            District Heights, MD                  254,398          1972 (1995)
          Hampshire Langley                        Langley Park, MD                      134,425          1972 (1979)
          Leesburg Pike                            Baileys Crossroads, VA                 97,880        1966 (1982/95)
          Lexington Mall                           Lexington, KY                         315,707             1974
          Lumberton                                Lumberton, NJ                         189,898        1975 (1992/96)

          Olney                                    Olney, MD                              53,765          1975 (1990)

          Ravenwood                                Baltimore, MD                          87,750             1972
          Seven Corners                            Falls Church, VA                      560,998         1973 (1994-7)
          Shops at Fairfax                         Fairfax, VA                            68,743        1975 (1993/99)
          Southdale                                Glen Burnie, MD                       483,895          1972 (1986)





                                                    Land
                                                    Area                  Percentage Leased                      Anchor /
                         Property                 (Acres)            Jun-00              Jun-99              Significant Tenants
               ------------------------------   -------------    ----------------    --------------  -------------------------------
      Shopping Centers
          Ashburn Village                               12.7           100%                 98%      Giant Food, Blockbuster
          Ashburn Village II                             6.6            72%               n / a
          Beacon Center                                 32.3            95%                100%      Lowe's, Giant Food, Office
                                                                                                     Depot, Outback Steakhouse,
                                                                                                     Marshalls, Hollywood Video,
                                                                                                     Hancock Fabrics
          Belvedere                                      4.8           100%                 91%      Food King, McCrory
          Boulevard                                      5.0           100%                100%      Danker Furniture, Petco,
                                                                                                     Party City
          Clarendon                                      0.5           100%                100%
          Clarendon Station                              0.1           100%                100%

          Flagship Center                                0.5           100%                100%
          French Market                                 13.8            95%                 81%      Burlington Coat Factory,
                                                                                                     Bed Bath & Beyond, Famous
                                                                                                     Footwear, Lakeshore Learning
                                                                                                     Center,  BridesMart, Staples
          Germantown                                     2.7            97%                100%
          Giant                                          5.0           100%                100%      Giant Food
          The Glen                                      14.7           100%                 97%      Safeway Marketplace, CVS
                                                                                                     Pharmacy
          Great Eastern                                 23.9           100%                 97%      Giant Food, Pep Boys, Big
                                                                                                     Lots, Run N' Shoot
          Hampshire Langley                              9.9            97%                100%      Safeway, McCrory, Blockbuster
          Leesburg Pike                                  9.4           100%                100%      Zany Brainy, CVS Pharmacy,
                                                                                                     Kinko's, Hollywood Video
          Lexington Mall                                30.0            82%                 87%      Dillard's, Dawahares of
                                                                                                     Lexington,  Rite Aid
          Lumberton                                     23.3            86%                 91%      SuperFresh, Rite Aid,
                                                                                                     Blockbuster, Ace Hardware

          Olney                                          3.7            92%                100%      Rite Aid

          Ravenwood                                      8.0           100%                100%      Giant Food, Hollywood Video
          Seven Corners                                 31.6           100%                100%      Home Depot, Shoppers Club,
                                                                                                     Best Buy, Michaels,  Barnes &
                                                                                                     Noble, Ross Dress For Less,
                                                                                                     G Street Fabrics, Champs
          Shops at Fairfax                               6.7           100%                100%      SuperFresh, Blockbuster
          Southdale                                     39.6           100%                 96%      Giant Food, Circuit City,
                                                                                                     Kids R Us, Michaels,
                                                                                                     Marshalls, PetSmart, Value
                                                                                                     City Furniture




                              Saul Centers, Inc.
                   Schedule of Current Portfolio Properties
                                 June 30, 2000






                                                                                    Leasable                 Year
                                                                                      Area                 Developed
                                                                                     (Square              or Acquired
                         Property                          Location                   Feet)               (Renovated)
               ------------------------------      --------------------------    ----------------      ------------------
      Shopping Centers  (continued)
          Southside Plaza                          Richmond, VA                          352,964             1972
          South Dekalb Plaza                       Atlanta, GA                           180,429             1976
          Thruway                                  Winston-Salem, NC                     345,454          1972 (1997)
          Village Center                           Centreville, VA                       143,109             1990
          West Park                                Oklahoma City, OK                      76,610             1975
          White Oak                                Silver Spring, MD                     480,156          1972 (1993)
                                                                                 ----------------
                                                      Total Shopping Centers           4,930,635
                                                                                 ----------------

      Office Properties
          Avenel Business Park                     Gaithersburg, MD                      358,620       1981/85/89/98/99
          601 Pennsylvania Ave                     Washington, DC                        225,223          1973 (1986)
          Van Ness Square                          Washington, DC                        156,182          1973 (1990)
          Washington Square                        Alexandria, VA                        235,000          1975 (2000)
                                                                                 ----------------
                                                     Total Office Properties             975,025
                                                                                 ----------------

      Industrial Property
          Crosstown Business Center          (b)   Tulsa, OK                             197,135          1975 (2000)
                                                                                 ----------------

                                                             Total Portfolio           6,102,795  SF
                                                                                 ================


                                                    Land
                                                    Area                  Percentage Leased                      Anchor /
                         Property                 (Acres)            Jun-00              Jun-99              Significant Tenants
               ------------------------------   -------------    ----------------    --------------  -------------------------------
          Southside Plaza                               32.8                 83%                 90%      CVS Pharmacy, Community
                                                                                                          Pride Supermarket, Maxway
          South Dekalb Plaza                            14.6                100%                 78%      MacFrugals, Pep Boys,
                                                                                                          The Emory Clinic
          Thruway                                       30.5                 95%                 87%      Bed, Bath & Beyond,
                                                                                                          Stein Mart,  Harris
                                                                                                          Teeter, Fresh Market,
                                                                                                          Eckerd Drugs, Houlihan's,
                                                                                                          Borders Books,  Zany
                                                                                                          Brainy,  Blockbuster
          Village Center                                17.2                 99%                 91%      Giant Food, Tuesday
                                                                                                          Morning
          West Park                                     11.2                 58%                 58%      Homeland Stores, Family
                                                                                                          Dollar
          White Oak                                     28.5                 99%                100%      Giant Food, Sears,
                                                                                                          Rite Aid, Blockbuster
                                                -------------    ----------------    ----------------
                                                       419.6                 95%                 94%
                                                -------------    ----------------    ----------------

      Office Properties
          Avenel Business Park                          33.4                 97%                 96%      Quanta Systems, General
                                                                                                          Services Administration,
                                                                                                          GeneLogic, Ventana
                                                                                                          Medical, Paragea
                                                                                                          Communications, Boston
                                                                                                          Biomedica
          601 Pennsylvania Ave                           1.0                100%                100%      General Services
                                                                                                          Administration, Alltel,
                                                                                                          American Arbitration,
                                                                                                          Capital Grille
          Van Ness Square                                1.2                 95%                 95%      United Mine Workers
                                                                                                          Pension Trust, Office
                                                                                                          Depot, Pier 1
          Washington Square                              2.0                 14%               n / a
                                                -------------    ----------------    ----------------
                                                        35.6                 98% (c)             97%
                                                -------------    ----------------    ----------------

      Industrial Property
          Crosstown Business Center                     22.4                 25%                  0%      Compass Group, Roxtec
                                                -------------    ----------------    ----------------

                                                       477.6               92.9% (c)           91.2%
                                                =============    ================    ================




(a)  Newly constructed. Operations commenced May 2000.
(b) Currently operational, but under development to convert former shopping center to warehouse use.
(c) Washington Square, currently under construction and not operational, is excluded from this average.